UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2007

SHIRE PLC
(Exact name of registrant as specified in charter)

England and Wales	0-29630	98-0484822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England
(Address of principal executive offices)

Registrant’s telephone number, including area code: 44 1256 894 000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 20, 2007, Shire plc, a public limited company incorporated under the laws of England and Wales (“Shire”), announced that it had entered into an Agreement of Merger (“Merger Agreement”) with Shuttle Corporation, a Virginia Corporation and an indirect wholly owned subsidiary of Shire (“Purchaser”), and New River Pharmaceuticals Inc., a Virginia corporation (“New River”).

Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to acquire all outstanding shares of New River’s common stock, par value $0.001 per share (the “Shares”), at a price of $64.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Tender Offer Statement on Schedule TO (as amended) filed by Purchaser and Shire with the Securities and Exchange Commission on March 2, 2007 (the “Offer”).

On April 18, 2007, Purchaser completed the Offer by accepting for payment all Shares validly tendered and not withdrawn prior to the expiration of the Offer at 12:00 Midnight, New York City time, on Tuesday, April 17, 2007. At the expiration of the Offer, a total of approximately 35,717,806 Shares were validly tendered and not withdrawn (not including Shares delivered through notices of guaranteed delivery), representing approximately 96.4% of the outstanding Shares. Purchaser has accepted for payment, and Shire has provided the funds necessary to pay for, all Shares that were validly tendered during the Offer. On April 18, 2007, Shire issued a press release, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the results of the Offer.

On April 19, 2007, in accordance with the terms of the Merger Agreement, Shire completed its acquisition of New River pursuant to a short-form merger in which Purchaser was merged (the “Merger”) with and into New River with New River continuing as the surviving corporation and as an indirect wholly owned subsidiary of Shire. Pursuant to the Merger Agreement, each Share then outstanding (other than (i) the Shares owned by Purchaser which have been cancelled and (ii) the Shares owned by Company shareholders who have properly demand appraisal under the Virginia Stock Corporation Act) has been converted into the right to receive $64.00 in cash, without interest. On April 20, 2007, Shire issued a press release, which is filed as Exhibit 99.2 hereto and incorporated by reference herein, announcing the completion of the merger of Purchaser with and into New River.

The foregoing description of the Merger pursuant to the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Offer and Merger. The Merger Agreement has been filed as an exhibit to this Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Shire or New River in Shire’s or New River’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Shire or New River. The representations and warranties contained in the Merger Agreement were negotiated with the principal purpose of establishing the circumstances in which Purchaser may have had the right not to consummate the Offer, or a party may have had the right to terminate the Merger Agreement, if the representations and warranties of the other party proved to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 20, 2007, Shire entered into a US $2,300,000,000 facilities agreement with a number of financial institutions, for which ABN AMRO Bank N.V., Barclays Capital, Citigroup Global Markets Limited and The Royal Bank of Scotland plc acted as lead arrangers to provide for, among other things, a portion of the funds to be used for payment of the Shares purchased in the Offer and the Merger. In connection with the consummation of the Offer and the Merger, Shire Pharmaceuticals Group Limited (a subsidiary of Shire and a borrower under the facilities agreement) delivered two utilisation requests on April 18, 2007 for the draw down on April 19, 2007 of an aggregate amount of US $1.3 billion under the facilities agreement (comprised of the full amount of the US $1 billion term loan facility and the full amount of the US $0.30 billion term loan facility). Further information regarding the facilities agreement is set forth in Shire’s Current Report on Form 8-K filed on February 23, 2007.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Consolidated Balance Sheets of New River as of January 1, 2006 and December 31, 2006 and the Consolidated Statements of Income and Cash Flows of New River for each of the years ended January 2, 2005, January 1, 2006 and December 31, 2006 are hereby incorporated by reference to New River’s Form 10-K for the year ended December 31, 2006 filed by New River with the Securities and Exchange Commission on March 14, 2007.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Agreement of Merger dated as of February 20, 2007 among Shire plc, New River Pharmaceuticals Inc. and Shuttle Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Shire plc filed on February 23, 2007).

99.1	Press Release issued by Shire plc dated April 18, 2007.

99.2	Press Release issued by Shire plc dated April 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 23 April 2007
SHIRE PLC

By:	/s/ ANGUS RUSSELL
	Name:	ANGUS RUSSELL
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement of Merger dated as of February 20, 2007 among Shire plc, New River Pharmaceuticals Inc. and Shuttle Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Shire plc filed on February 23, 2007).

99.1	Press Release issued by Shire plc dated April 18, 2007.

99.2	Press Release issued by Shire plc dated April 20, 2007.